UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2015

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On November 9, 2015, Uranium Resources, Inc. (the “Company”) issued a press release relating to its results for the third quarter of 2015.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 2.02, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 7.01  Regulation FD Disclosure.

 On November 9, 2015, the Company issued a press release announcing that it had entered into a binding letter of intent for the sale of its Churchrock and Crownpoint properties in New Mexico to Laramide Resources Limited. The full text of the press release is furnished with this Form 8-K as Exhibit 99.2 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 8.01  Other Events.

URI is providing an updated list of material subsidiaries as Exhibit 21.1 hereto. As previously disclosed, on June 3, 2015, the Company, entered into a scheme implementation agreement with Anatolia Energy Limited, an Australian public company (“Anatolia”), pursuant to which URI acquired all of the outstanding equity of Anatolia (the “Merger”) on November 9, 2015. The updated list of material subsidiaries includes Anatolia and its material subsidiaries.

Attached as Exhibits 4.1-4.12 are forms of certain options and performance shares issued to holders of certain interests in Anatolia in connection with the closing of the Merger.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Form of options expiring June 15, 2017.
4.2	Form of options expiring November 28, 2018.
4.3	Form of options expiring October 8, 2019.
4.4	Form of options expiring September 30, 2016.
4.5	Form of options expiring November 30, 2017.
4.6	Form of options expiring November 30, 2017.
4.7	Form of options expiring January 20, 2020.
4.8	Form of options expiring February 28, 2019.
4.9	Form of options expiring March 2, 2018.
4.10	Form of options expiring March 6, 2017.
4.11	Form of options expiring June 30, 2019.
4.12	Form of class A performance shares.
21.1	Subsidiaries of the Registrant.
99.1	Press Release dated November 9, 2015 relating to third quarter results.
99.2	Press Release dated November 9, 2015 relating to sale of non-core assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2015

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Form of options expiring June 15, 2017.
4.2	Form of options expiring November 28, 2018.
4.3	Form of options expiring October 8, 2019.
4.4	Form of options expiring September 30, 2016.
4.5	Form of options expiring November 30, 2017.
4.6	Form of options expiring November 30, 2017.
4.7	Form of options expiring January 20, 2020.
4.8	Form of options expiring February 28, 2019.
4.9	Form of options expiring March 2, 2018.
4.10	Form of options expiring March 6, 2017.
4.11	Form of options expiring June 30, 2019.
4.12	Form of class A performance shares.
21.1	Subsidiaries of the Registrant.
99.1	Press Release dated November 9, 2015 relating to third quarter results.
99.2	Press Release dated November 9, 2015 relating to sale of non-core assets.